                                                                     EXHIBIT 4.1


   NUMBER                                                              SHARES

   _______                          LUMINENT                         __________

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                               CUSIP 55027R 10 3



THIS CERTIFIES THAT _________________________________________________________


                                    SPECIMEN



IS THE OWNER OF ______________________________________________________________



            FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                       PAR VALUE OF $0.001 PER SHARE, OF

                                 LUMINENT, INC.

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:


                                     [SEAL]

/s/                                               /s/
    ---------------------------                       --------------------------
             Secretary                                   Chairman of the Board


Countersigned and Registered:
    U.S. STOCK TRANSFER CORPORATION
             Transfer Agent and Registrar

By:
    -------------------------------------
                    Authorized Signature

                                 LUMINENT, INC.

     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal of the Corporation.

     KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRED A-BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used i the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

  TEN COM  - as tenants in common                                UNIF GIFT MIN ACT - _____________  Custodian ______________
  TEN ENT  - as tenants by the entireties                                               (Cust)                   (Minor)
  JT TEN   - as joint tenants with right of                                          under Uniform Gifts to Minors
             survivorship and not as tenants                                         Act ____________________________________
             in common                                                                                (State)
  COM PROP - as community property                               UNIF TRF MIN ACT -  __________ Custodian (until age) _______)
                                                                                     _________________ under Uniform Transfers
                                                                                          (Minor)
                                                                                     to Minors Act ___________________________
                                                                                                              (State)


     Additional abbreviations may also be used though not in the above list


     FOR VALUE RECEIVED, ____________________________ hereby sell(s), assigns(s) and transfer(s) unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
________________________________________

________________________________________



________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ________________________



                                   X____________________________________________

                                   X____________________________________________
                                    THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                    CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                           NOTICE: THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.


Signature(s) Guaranteed


By__________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO SEC RULE 17Ad-15.